UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2014

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Please see the information in Item 5.03 below, which is incorporated herein by this reference.

Item 2.02.	Results of Operations and Financial Condition.

On April 30, 2014, Duke Realty Corporation, an Indiana corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2014. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

On May 1, 2014, the Company also held a conference call to discuss the Company’s financial results for the quarter ended March 31, 2014. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Following approval by the Company’s Board of Directors on January 29, 2014 and the Company’s shareholders at the Company’s Annual Meeting of Shareholders held on April 30, 2014 (the “Annual Meeting”), the Company filed its Fifth Amended and Restated Articles of Incorporation to be effective on May 5, 2014 with the Indiana Secretary of State in accordance with the Indiana Business Corporation Law for the purpose of increasing the number of shares of common stock authorized thereunder from 400 million shares to 600 million shares, establishing certain detailed stock ownership and transfer restrictions intended to enable the Company to better protect its status as a real estate investment trust; and eliminating certain references or sections that are no longer applicable and make other ministerial changes.

Also on May 5, 2014, the Operating Partnership executed a corresponding Fifth Amended and Restated Agreement of Limited Partnership, which was approved by the Company’s Board of Directors on April 30, 2014.

The Fifth Amended and Restated Articles of Incorporation and the Fifth Amended and Restated Agreement of Limited Partnership are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated into this Item 5.03 by this reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company voted on four proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1. To elect thirteen directors to serve on the Company’s Board of Directors for a one-year term ending at the 2015 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Thomas J. Baltimore, Jr.	273,200,754	4,345,377	1,448,794	21,081,896
William Cavanaugh III	273,538,245	4,133,525	1,323,155	21,081,896
Alan H. Cohen	276,466,295	1,076,772	1,451,858	21,081,896
Ngaire E. Cuneo	274,766,942	2,903,430	1,324,553	21,081,896
Charles R. Eitel	274,597,201	3,075,484	1,322,240	21,081,896
Martin C. Jischke, PhD	276,304,958	1,233,993	1,455,974	21,081,896
Dennis D. Oklak	271,277,861	5,380,079	2,336,985	21,081,896
Melanie R. Sabelhaus	276,735,310	809,276	1,450,339	21,081,896
Peter M. Scott, III	276,512,984	1,032,008	1,449,933	21,081,896
Jack R. Shaw	274,999,192	2,670,178	1,325,555	21,081,896
Michael E. Szymanczyk	276,599,990	1,057,313	1,337,622	21,081,896
Lynn C. Thurber	276,749,383	795,250	1,450,292	21,081,896
Robert J. Woodward, Jr.	275,002,237	2,668,072	1,324,616	21,081,896

2. To vote on a non-binding resolution to approve the compensation of the Company’s executive officers for 2013:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
253,698,159	20,877,957	4,418,809	21,081,896

3. To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2014:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
297,678,733	1,868,717	520,371	—

4. To approve three proposals to amend the Company’s articles of incorporation, including to:

a.	increase the number of shares of common stock that the Company is authorized to issue from 400,000,000 to 600,000,000:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
289,635,901	9,606,832	834,088	—

b.	establish certain detailed stock ownership and transfer restrictions intended to enable the Company to better protect its status as a real estate investment trust:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
276,273,698	2,190,597	530,630	21,081,896

c.	eliminate certain references or sections that are no longer applicable and make other ministerial changes.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
295,402,424	3,786,901	887,496	—

The proposal to adjourn the meeting to solicit additional proxies in favor of the foregoing proposals was not submitted to a vote of the Company’s shareholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Fifth Amended and Restated Articles of Incorporation of Duke Realty Corporation, effective May 5, 2014.

3.2	Fifth Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, effective May 5, 2014.

99.1	Duke Realty Corporation press release dated April 30, 2014, with respect to its financial results for the quarter ended March 31, 2014.*

99.2	Duke Realty Corporation transcript from the conference call held on May 1, 2014, with respect to its financial results for the quarter ended March 31, 2014.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/S/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

BY:	Duke Realty Corporation, its general partner

By:	/S/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: May 5, 2014

EXHIBIT INDEX

Exhibit Number	Description

3.1	Fifth Amended and Restated Articles of Incorporation of Duke Realty Corporation, effective May 5, 2014.

3.2	Fifth Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, effective May 5, 2014.

99.1	Duke Realty Corporation press release dated April 30, 2014, with respect to its financial results for the quarter ended March 31, 2014.*

99.2	Duke Realty Corporation transcript from the conference call held on May 1, 2014, with respect to its financial results for the quarter ended March 31, 2014.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.